UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 8, 2004
                Date of Report (Date of earliest event reported)



                         THE CHARLES SCHWAB CORPORATION
             (Exact name of registrant as specified in its charter)





            Delaware                      1-9700              94-3025021
  (State or other jurisdiction          Commission         (I.R.S. Employer
of incorporation or organization)       File Number      Identification Number)




                   120 Kearny Street, San Francisco, CA 94108
              (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code: (415) 627-7000




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  |_| Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

  |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

  |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         THE CHARLES SCHWAB CORPORATION


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On  December 8,   2004,  Mr.  George  P.  Shultz  notified  The  Charles  Schwab
Corporation of his decision to retire from the Board of Directors. Mr. Shultz's retirement will be effective as of December 31, 2004.




















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

                         THE CHARLES SCHWAB CORPORATION


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                THE CHARLES SCHWAB CORPORATION
                                                           (Registrant)

Date:  December 8, 2004                             /s/ Christopher V. Dodds
       -----------------                            ----------------------------
                                                    Christopher V. Dodds
                                                    Executive Vice President and
                                                    Chief Financial Officer



















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